Supplement dated July 11, 2012

To the Prospectus, as amended, dated May 1, 2012 for

New York Life Lifetime Wealth Variable Universal Life

NYLIAC Variable Universal Life 2000

NYLIAC Variable Universal Life Provider

Flexible Premium Variable Universal Life Insurance Policies

and

NYLIAC Single Premium Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2012 prospectuses, as amended (the “Prospectuses”), for the above-referenced New York Life variable universal life insurance policies (the “policies”). You should read this information carefully before you invest and retain this supplement for future reference together with the prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectuses for the policies. All capitalized terms have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to announce that the option for the policy beneficiary to place Policy Proceeds in an interest-bearing draft account is no longer available. The Prospectuses are being changed to delete references to the interest-bearing draft account.

Keeping these purposes in mind, please note the following:

I.	Changes Applicable to the Prospectuses

The section entitled “Policy Payment Information—How Policy Proceeds Will Be Paid—Lump Sum Payment” (for NYLIAC Single Premium Variable Universal Life, “Policy Payment Information—How Policy Proceeds Will Be Paid—Lump Sum” and for Flexible Premium Variable Universal Life Insurance Policies, “Additional Provisions of the Policy—How Policy Proceeds Will Be Paid—Lump Sum Payment”), is deleted in its entirety and replaced with the following:

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the Insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the payment options described below.

After we are notified of the death of the Insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

II.	Changes Only Applicable to the Prospectus for Flexible Premium Variable Universal Life Insurance Policies

The section entitled “Additional Provisions of the Policy—How Policy Proceeds Will Be Paid,” is hereby revised by adding the following paragraph to the end thereof:

Any Policy Proceeds paid in one sum will bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010